SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                  __________

                                  FORM 8-K/A

                                CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934
                                  __________

                                  May 26, 1998
             Date of Report (Date of earliest event reported)

                         AQUILA BIOPHARMACEUTICALS, INC.
              (Exact name of registrant as specified in charter)

           Delaware                0-12081                          04-3307818
        (State or other       (Commission File Number)           (IRS Employer
        jurisdiction of                                          Identification
	incorporation)					             Number)

                              175 Crossing Boulevard
                         Framingham, Massachusetts  01702
              (Address of principal executive offices and zip code)

                                  (508) 628-0100
               (Registrant's telephone number, including area code)

                             365 Plantation Street
                      Worcester, Massachusetts  01605
        (Former name or former address, if changed since last report)



	Item 5.   Other Events.

	On September 18, 1998, the Company's Board of Directors voted to amend the Shareholder Rights Agreement by deleting the provisions relating to "Continuing Directors."

	Item 7.   Financial Statements and Exhibits.

(c) Exhibits.

Exhibit 4.1. Amendment to Shareholder Rights Agreement, dated as of September 18, 1998 (incorporated by reference to Exhibit 1 to Form 8-A/A dated September 23, 1998, File No. 0-
12081).


			AQUILA BIOPHARMACEUTICALS, INC.


                                      /s/ Alison Taunton-Rigby
Date:	September 23, 1998	By:__________________________________
				      Alison Taunton-Rigby, Chief Executive Officer